                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                             ______________________


     Date of Report (Date of earliest event reported)  June 8, 2001



                             PLAINS RESOURCES INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)


         Delaware                                        13-2898764
(State of other jurisdiction of                       (I.R.S. Employer
       incorporation)                                Identification No.)


                                     0-9808
                            (Commission File Number)


                          500 Dallas Street, Suite 700
                              Houston, Texas 77002
                    (Address of principal executive offices)
                                   (Zip Code)
       Registrant's telephone number, including area code (713) 654-1414.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

       On June 8, 2001, Plains Resources Inc. (the "Company") consummated the strategic restructuring it had previously announced on May 9, 2001. The Company issued a press release on June 11, 2001 to report this consummation.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not applicable.

(b)  Pro Forma Financial Information.

                             Plains Resources Inc.
             Unaudited Proforma Consolidated Financial Statements

     In a series of transactions, as described in the accompanying footnotes, on June 8, 2001 Plains Resources Inc. ("Plains" or the "Company") sold a portion of its interest in Plains All American Pipeline, L.P. ("PAA") to a group of investors and certain holders of shares of the Company's Series F Cumulative Convertible Preferred Stock and Series H Cumulative Convertible Preferred Stock converted such shares into shares of the Company's common stock (the "Transactions"). As a result of the Transactions and the sale of 3,750,000 common units by PAA in May 2001, the Company's aggregate ownership interest in PAA was reduced from approximately 54% at March 31, 2001 to approximately 34% subsequent to the Transactions.

     The following unaudited proforma consolidated financial statements give effect to the Transactions and the reclassification of Plains' investment in PAA to the equity method of accounting since the Transactions reduced Plains' ownership in PAA to less than the ownership percentage required to account for the Company's investment on a consolidated basis and the Company no longer has the ability to exercise control over PAA. The unaudited proforma consolidated financial statements are based on the historical consolidated financial statements of Plains, under the assumptions and adjustments set forth in the accompanying footnotes. The unaudited proforma consolidated statements of income for the three months ended March 31, 2001 and the year ended December 31, 2000 assume the Transactions were consummated on January 1, 2000 and the unaudited proforma consolidated balance sheet at March 31, 2001 assumes the Transactions were consummated on March 31, 2001. The adjustments contained in the unaudited proforma consolidated statements of income do not give effect to any nonrecurring items directly associated with the Transactions. The unaudited proforma consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of the actual or future results of operations or financial condition that would have been achieved had the Transactions occurred at the dates assumed.

     The unaudited proforma consolidated financial statements should be read in conjunction with the Company's reports filed with the Securities and Exchange Commission on Form 10-K and Form 10-Q for the periods ended December 31, 2000 and March 31, 2001, respectively.

                              Plains Resources Inc.
                 Proforma Consolidated Balance Sheet (Unaudited)
                                 March 31, 2001
                            (in thousands of dollars)

                                                                                     Proforma
                                                                    Historical      Adjustments            Proforma
                                                                  -------------     ------------          -----------
                           ASSETS
Current Assets
                                                                                     $   (1,202)  (a)
                                                                                        107,502   (b)
                                                                                         (2,468)  (c)
    Cash and cash equivalents                                      $    12,354           (1,246)  (d)      $ 114,940
    Other current assets                                               431,486         (381,217)  (a)         50,269
                                                                  -------------     ------------          -----------
                                                                       443,840         (278,631)             165,209
                                                                  -------------     ------------          -----------
Properties and Equipment
    Oil and natural gas properties - full cost method                  833,564            1,575   (d)        835,139
    Crude oil pipeline, gathering and terminal assets                  471,611         (471,611)  (a)              -
    Other property and equipment                                         6,933           (3,219)  (a)          3,714
                                                                  -------------     ------------          -----------
                                                                     1,312,108         (473,255)             838,853
    Less-accumulated depletion, depreciation
       and amortization                                               (447,743)          31,273   (a)       (416,470)
                                                                  -------------     ------------          -----------
                                                                       864,365         (441,982)             422,383
                                                                  -------------     ------------          -----------
                                                                                         53,858   (a)
                                                                                        (23,194)  (b)
Investment in Plains All American Pipeline LP                                -            2,886   (d)         33,550
                                                                  -------------     ------------          -----------

Other Assets
                                                                                        (41,294)  (b)
                                                                                            810   (d)
    Deferred income taxes                                               36,594            3,890   (e)              -
    Other                                                               68,306          (47,739)  (a)         20,567
                                                                  -------------     ------------          -----------
                                                                       104,900          (84,333)              20,567
                                                                  -------------     ------------          -----------
                                                                   $ 1,413,105       $ (771,396)           $ 641,709
                                                                  =============     ============          ===========
            LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
    Notes payable and other current obligations                    $    11,011       $  (10,500)  (a)      $     511

                                                                                       (331,960)  (a)
                                                                                          8,352   (b)
    Accounts payable and other current liabilities                     399,392            5,856   (d)         81,640
                                                                  -------------     ------------          -----------
                                                                       410,403         (328,252)              82,151
                                                                  -------------     ------------          -----------
Long-Term Debt
    Bank debt                                                           43,908                                43,908
    Bank debt of subsidiary                                            316,550         (316,550)  (a)              -
    Subordinated debt                                                  277,449                               277,449
    Other                                                                1,533                                 1,533
                                                                  -------------     ------------          -----------
                                                                       639,440         (316,550)             322,890
                                                                  -------------     ------------          -----------
                                                                                         (1,009)  (a)
Other Long-Term Liabilities                                              5,374             (263)  (d)          4,102
                                                                  -------------     ------------          -----------
Deferred Income Taxes                                                        -            3,890   (e)          3,890
                                                                  -------------     ------------          -----------
Minority Interest in Plains All American Pipeline LP                   159,838         (159,838)  (a)              -
                                                                  -------------     ------------          -----------
                                                                                        (23,108)  (b)
Cumulative Convertible Preferred Stock                                  50,000          (26,892)  (c)              -
                                                                  -------------     ------------          -----------
Stockholders' Equity
    Series D convertible preferred stock                                23,300                                23,300
    Series H convertible preferred stock                                84,785          (66,011)  (c)         18,774
    Common stock                                                         1,908              664   (c)          2,572
    Additional paid-in capital                                         140,548           92,239   (c)        232,787

                                                                                         57,770   (b)
                                                                                         (2,468)  (c)
    Accumulated deficit                                                (71,039)          (1,568)  (d)        (17,305)
    Other comprehensive income                                            (883)                                 (883)
    Treasury stock, at cost                                            (30,569)                              (30,569)
                                                                  -------------     ------------          -----------
                                                                       148,050           80,626              228,676
                                                                  -------------     ------------          -----------
                                                                   $ 1,413,105       $ (771,396)           $ 641,709
                                                                  =============     ============          ===========

                              Plains Resources Inc.
             Proforma Consolidated Statements of Income (Unaudited)
                    For the Three Months Ended March 31, 2001
                  (Amounts in thousands, except per share data)

                                                                                      Proforma
                                                                    Historical       Adjustments           Proforma
                                                                   -----------      -------------         -----------
Revenues
    Oil and natural gas sales                                      $    58,653      $        (421)  (a)   $    58,232
    Marketing, transportation, storage and terminalling              1,468,180         (1,468,180)  (a)             -
                                                                   -----------      -------------         -----------
                                                                     1,526,833         (1,468,601)             58,232
                                                                   -----------      -------------         -----------
Costs and Expenses
    Production costs                                                    16,180                  -              16,180
    Marketing, transportation, storage and terminalling              1,435,871         (1,435,871)  (a)             -
    General and administrative                                          13,071             (8,990)  (a)         4,081
    Depletion, depreciation and amortization                            11,469             (4,670)  (a)         6,799
                                                                   -----------      -------------         -----------
                                                                     1,476,591         (1,449,531)             27,060
                                                                   -----------      -------------         -----------
Income from Operations                                                  50,242            (19,070)             31,172
Other Income (Expense)
                                                                                            6,836   (a)
    Equity in earnings of Plains All American Pipeline, L.P.                 -             (2,487)  (b)         4,349
    Interest expense                                                   (13,572)             6,576   (a)        (6,996)
    Other                                                                2,639                (14)  (a)         2,625
                                                                   -----------      -------------         -----------
Income Before Minority Interest and Income Taxes                        39,309             (8,159)             31,150
    Minority interest in Plains All American Pipeline, L.P.             (5,672)             5,672   (a)             -
                                                                   -----------      -------------         -----------
Income Before Income Taxes                                              33,637             (2,487)             31,150
    Current (expense) benefit                                             (478)                35   (b)          (443)
    Deferred (expense) benefit                                         (12,207)               903   (b)       (11,304)
                                                                   -----------      -------------         -----------
Income from Continuing Operations                                       20,952             (1,549)             19,403
    Preferred dividend requirement                                      (1,599)             1,250   (c)          (349)
                                                                   -----------      -------------         -----------
Income from Continuing Operations
    Attributable to Common Shares                                  $    19,353      $        (299)        $    19,054
                                                                   ===========      =============         ===========
Basic Earnings Per Common Share                                    $      1.11                            $      0.79
                                                                   ===========                            ===========

Diluted Earnings Per Common Share                                  $      0.72                            $      0.72
                                                                   ===========                            ===========

Weighted Average Shares Outstanding
    Basic                                                               17,452              6,637   (c)        24,089
    Diluted                                                             28,928             (1,845)  (c)        27,083

                              Plains Resources Inc.
             Proforma Consolidated Statements of Income (Unaudited)
                      For the Year Ended December 31, 2000
                  (Amounts in thousands, except per share data)

                                                                                      Proforma
                                                                    Historical       Adjustments           Proforma
                                                                   -----------       ------------          ---------
Revenues
    Oil and natural gas sales                                      $   149,342       $     (1,654)  (a)    $ 147,688
    Marketing, transportation, storage and terminalling              6,425,644         (6,425,644)  (a)            -
                                                                   -----------       ------------          ---------
                                                                     6,574,986         (6,427,298)           147,688
                                                                   -----------       ------------          ---------
Costs and Expenses
    Production costs                                                    62,140                  -             62,140
    Marketing, transportation, storage and terminalling              6,292,615         (6,292,615)  (a)            -
    Unauthorized trading losses and related expenses                     7,963             (6,963)  (a)        1,000
    General and administrative                                          50,776            (40,821)  (a)        9,955
    Depletion, depreciation and amortization                            47,221            (24,522)  (a)       22,699
    Loss (gain) on disposition of assets                               (48,188)            48,188   (a)            -
                                                                   -----------       ------------          ---------
                                                                     6,412,527         (6,316,733)            95,794
                                                                   -----------       ------------          ---------
Income from Operations                                                 162,459           (110,565)            51,894
Other Income (Expense)
                                                                                           50,115   (a)
    Equity in earnings of Plains All American Pipeline, L.P.                 -            (18,428)  (b)       31,687
    Interest expense                                                   (55,828)            25,421   (a)      (30,407)
    Other                                                                7,411             (7,506)  (a)          (95)
                                                                   -----------       ------------          ---------
Income Before Minority Interest and Income Taxes                       114,042            (60,963)            53,079
    Minority interest in Plains All American Pipeline, L.P.            (42,535)            42,535   (a)            -
                                                                   -----------       ------------          ---------
Income Before Income Taxes                                              71,507            (18,428)            53,079
    Current (expense) benefit                                           (1,020)               257   (b)         (763)
    Deferred (expense) benefit                                         (24,563)             6,339   (b)      (18,224)
                                                                   -----------       ------------          ---------
Income from Continuing Operations                                       45,924            (11,832)            34,092
    Preferred dividend requirement                                     (14,725)            11,292   (c)       (3,433)
                                                                   -----------       ------------          ---------
Income from Continuing Operations
    Attributable to Common Shares                                  $    31,199       $       (540)         $  30,659
                                                                   ===========       ============          =========

Basic Earnings Per Common Share                                    $      1.75                             $    1.25
                                                                   ===========                             =========

Diluted Earnings Per Common Share                                  $      1.56                             $    1.21
                                                                   ===========                            ==========

Weighted Average Shares Outstanding
    Basic                                                               17,845              6,637   (c)       24,482
    Diluted                                                             29,373             (4,036)  (c)       25,337

                             Plains Resources Inc.
         Notes to Unaudited Proforma Consolidated Financial Statements

The unaudited proforma consolidated financial statements are based on the historical consolidated financial statements of Plains Resources Inc. ("Plains" or the "Company") under the assumptions and adjustments set forth herein. The unaudited proforma consolidated statements of income for the three months ended March 31, 2001 and the year ended December 31, 2000 assume the transactions reflected herein were consummated on January 1, 2000 and the unaudited proforma consolidated balance sheet at March 31, 2001 assumes such transactions were consummated on March 31, 2001. The adjustments contained in the unaudited proforma consolidated statements of income do not give effect to any nonrecurring items directly associated with such transactions. The unaudited proforma consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of the actual or future results of operations or financial condition that would have been achieved had such transactions occurred at the dates assumed. The unaudited proforma consolidated financial statements should be read in conjunction with Plains' reports filed with the Securities and Exchange Commission on Form 10-K and Form 10-Q for the periods ended December 31, 2000 and March 31, 2001, respectively.


The Transactions

In a series of transactions on June 8, 2001, Plains sold a portion of its interest in Plains All American Pipeline, L.P. ("PAA") to a group of investors for approximately $155.0 million and certain holders of shares of the Company's Series F Cumulative Convertible Preferred Stock (the "Series F Preferred Stock") and Series H Cumulative Convertible Preferred Stock (the "Series H Preferred Stock") converted such shares into shares of the Company's common stock (the "Transactions"). The Company sold (i) 5.2 million Subordinated Units of PAA for $69.5 million in cash and 23,108 shares of its Series F Preferred Stock, valued at $45 million; and (ii) an aggregate 54% ownership interest in the general partner of PAA for $40.5 million in cash. In addition, the investor group and certain other stockholders converted 26,892 shares of the Series F Preferred Stock and 132,022 shares of the Series H Preferred Stock into a total of 6.6 million shares of the Company's common stock. As a result of the Transactions, all of the Series F Preferred Stock and all but 36,377 shares of the Series H Preferred Stock were retired or converted. Also as a result of the Transactions, certain of the Company's employees received transaction-related bonuses and other payments and vested in benefits in accordance with the terms of certain of the Company's employee benefit plans.

At March 31, 2001, the Company's aggregate ownership interest in PAA was approximately 54%. Following the Transactions and after giving effect to the sale of 3,750,000 common units by PAA in May 2001, the Company's aggregate ownership interest in PAA was approximately 34%.

Unaudited Proforma Consolidated Balance Sheet

   (a) To reclassify the accounts of PAA to the equity method of accounting because the sale of a portion of Plains' investment in PAA reduced the Company's interest in PAA to less than the ownership percentage required to account for the Company's investment on a consolidated basis and the Company no longer has the ability to exercise control over PAA.

   (b) To reflect the sale of: (i) 5.2 million Subordinated Units of PAA for $69.5 million in cash and 23,108 shares of Series F Preferred Stock; and (ii) an aggregate 54% ownership interest in the general partner of PAA for $40.5 million in cash, net of related transaction costs.

         The $57.8 million increase in Retained Earnings reflects the following items, net of income taxes (in millions):

               Gain on sale of Units                     $ 82.3
               Transaction related costs                   (2.4)
               Deemed dividend upon redemption
                    of Series F Preferred Stock           (22.1)
                                                     ----------
                                                         $ 57.8
                                                     ==========

         Such items are not reflected in the unaudited proforma consolidated statements of income since they are nonrecurring.

   (c) To reflect the conversion of 26,892 shares of Series F Preferred Stock into 2,236,639 shares of common stock and the conversion of 132,022 shares of Series H Preferred Stock into 4,400,725 shares of common stock.

   (d) To reflect certain transaction-related bonuses and other payments and the vesting by certain employees in benefits in accordance with the terms of certain of the Company's employee benefit plans.

   (e)   To reclassify deferred income taxes.

Unaudited Proforma Consolidated Statements of Income

   (a) To reclassify the accounts of PAA to the equity method of accounting because the sale of a portion of Plains' investment in PAA reduced the Company's interest to less than the ownership percentage required to account for the Company's investment on a consolidated basis and the Company no longer has the ability to exercise control over PAA.

   (b) To reflect the reduction in the Company's equity in the earnings of PAA, net of income taxes at the Company's effective rate (37.7% in 2001 and 35.8% in 2000).

   (c) To reflect the effect of (i) the tender of 23,108 shares of Series F Preferred Stock in connection with the Transactions; (ii) the conversion of 26,892 shares of Series F Preferred Stock into 2,236,639 shares of common stock; and (iii) the conversion of 132,022 shares of Series H Preferred Stock into 4,400,725 shares of common stock.

(c)  Exhibits.

     99.1   Press Release issued by the Company on June 11, 2001.

     99.2 Unit Transfer and Contribution Agreement among Kafu Holdings, LLC, PAAI LLC, Plains Resources Inc. and Plains All American Inc., dated as of May 8, 2001 (previously filed as Exhibit 99.2 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission, on May 10, 2001 and incorporated herein by reference).
     99.3 Unit Transfer and Contribution Agreement among Sable Investments, L.P., Sable Holdings, L.P., PAAI LLC, Plains Resources Inc., Plains All American Inc. and James C. Flores, dated as of May 8, 2001 (previously filed as Exhibit 99.3 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission, on May 10, 2001 and incorporated herein by reference).
     99.4 Unit Transfer and Contribution Agreement among E-Holdings III, L.P., PAAI LLC, Plains Resources Inc. and Plains All American Inc., dated as of May 8, 2001 (previously filed as Exhibit 99.4 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission, on May 10, 2001 and incorporated herein by reference).
     99.5 Unit Transfer and Contribution Agreement among Strome Hedgecap Fund, L.P., PAAI LLC, Plains Resources Inc. and Plains All American Inc., dated as of June 8, 2001.
     99.6 Unit Transfer and Contribution Agreement among Mark E. Strome, PAAI LLC, Plains Resources Inc. and Plains All American Inc., dated as of June 8, 2001.
     99.7 Unit Transfer and Contribution Agreement among John T. Raymond, PAAI LLC, Plains Resources Inc. and Plains All American Inc., dated as of June 8, 2001.
     99.8 Contribution Agreement among PAA Management, L.P., Plains Resources Inc. and Plains All American Inc., dated as of June 8, 2001.
     99.9 First Amendment, dated as of June 8, 2001, to the Unit Transfer and Contribution Agreement among Kafu Holdings, LLC, PAAI LLC, Plains Resources Inc. and Plains All American Inc., dated as of May 8, 2001.
     99.10 First Amendment, dated as of June 8, 2001, to the Unit Transfer and Contribution Agreement among E-Holdings III, L.P., PAAI LLC, Plains Resources Inc. and Plains All American Inc., dated as of May 8, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PLAINS RESOURCES INC.



Date:  June 13, 2001          /s/ Jere C. Overdyke, Jr.
                             ______________________________
                              Jere C. Overdyke, Jr.
                              Executive Vice President and Chief Financial
                              Officer